UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): November 16, 2006

                    PRIDE BUSINESS DEVELOPMENT HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

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            Nevada                      000-32517                20-4381969
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(State or Other Jurisdiction of        (Commission             (IRS Employer
Incorporation or Organization)         File Number)          Identification No.)
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                                1230 Calle Suerte
                           Camarillo, California 93012
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (866) 868-0461

                                   Copies to:
                                 Marc Ross, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

      (a) On November 16, 2006, the Board of Directors of Pride Business Development Holdings, Inc. (the "Company") approved the Company's dismissal of Malone & Bailey, P.C. ("Malone & Bailey") as independent auditors for the Company and its subsidiaries.

      Malone & Bailey's report on the Company's financial statements for the fiscal years ended December 31, 2005 and 2004 contained an explanatory paragraph indicating that there was substantial doubt as to the Company's ability to continue as a going concern. Other than such statement, no report of Malone & Bailey on the financial statements of the Company for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Company's two most recent fiscal years and through November 16, 2006: (i) there have been no disagreements with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (ii) Malone and Bailey did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(iv)(B) of Regulation S-B.

      The Company provided to Malone & Bailey the disclosure contained in this Form 8-K and requested Malone & Bailey to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Malone & Bailey has informed us that they will not issue such letter to the Commission until we settle our outstanding balance with them since it is their firm's policy not to issue such letters until their outstanding fees are paid in full. Upon receipt, we will file this letter as an amendment to this Form 8-K.

      (b) On November 16, 2006, the Board of Directors approved the Company's engagement of LL Bradford ("LL Bradford") as independent auditors for the Company and its subsidiaries. The Company engaged LL Bradford on November 16, 2006.

      Neither the Company nor anyone on its behalf consulted LL Bradford regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B (there being none).

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits. The following exhibits are filed with this report:

      Exhibit No.       Description of Exhibit
      -----------       --------------------------------------------------------
      16.1              Letter of Malone & Bailey, P.C., (to be filed by
                        amendment)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIDE BUSINESS DEVELOPMENT HOLDINGS, INC.


Date: November 16, 2006                By:/s/Ari Markow
                                          -------------
                                       Name: Ari Markow
                                       Title: President